UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                         ------------------------------


                                    FORM 8-K


                           CURRENT REPORT PURSUANT TO
                             SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         Date of report (Date of earliest event reported) August 6, 2003
                                                          --------------




                               CAREADVANTAGE, INC.
               (Exact name of Registrant as specified in charter)



    Delaware                           0-26168                52-1849794
(State or other jurisdiction of  Commission File Number) (I.R.S. Employer
 incorporation or organization)                           Identification Number)



                               485 C Route 1 South
                            Iselin, New Jersey 08830
                                 (732) 602-7000
     (Address, including zip code and telephone number, including area code, of Registrant's principal executive offices)


                                 Not Applicable
   (Former name or former address of Registrant, if changed since last report)

                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 5.  Other Events

     On August 6, 2003, CareAdvantage, Inc. (the "Company"), announced the commercial introduction of RPNavigator. The data-driven, risk management tool was developed by CareAdvantage, Inc. (CAI) as a next generation solution for helping health plan management and employers better understand and forecast resource consumption, risks and costs associated with their respective populations.

     Further information regarding the introduction of RPNavigator is set forth in the press release attached hereto as Exhibit 99.1.

Item 7.   Financial Statements and Exhibits

(c)       Exhibits

          99.1 Press Release dated August 6, 2003 announcing the commercial introduction of RPNavigator.




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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              CAREADVANTAGE, INC.



Date: August 6, 2003          By:  /s/ Dennis J. Mouras
                                   ---------------------------------------------
                                   Dennis J. Mouras
                                   Chief Executive Officer and Acting Principal
                                    Financial Officer


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


                                  EXHIBIT INDEX

Exhibit No.         Description
-----------         ----------

99.1 Press Release dated August 6, 2003 announcing the commercial introduction of RPNavigator.




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